UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2003

ARTESIAN RESOURCES CORPORATION
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(exact name of registrant as specified in its charter)

Delaware	0-18516	51-0002090
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Churchmans Road, Newark, Delaware	19702
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-453-6900

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

 Exhibit
Number

Description

99.1

Press Release dated October 29, 2003.

Item 12.

Results of Operations and Financial Condition.

On October 29, 2003, Artesian Resources Corporation (the "Company") issued a press release reporting its financial results for the quarter ended September 30, 2003.  The press release is attached as Exhibit 99.1 and it is incorporated herein by reference.

The foregoing information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: October 30, 2003

By: /s/Dian C. Taylor

 Dian C. Taylor
President, Chief Executive Officer and Chair of the Board

ARTESIAN RESOURCES CORPORATION

Date: October 30, 2003

By: /s/David B. Spacht

 David B. Spacht
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

 Exhibit
Number

Description

99.1

Press Release dated October 29, 2003

Exhibit 99.1

ARTESIAN RESOURCES CORPORATION

Newark, DE, October 29, 2003 - (ARTNA) The Board of Directors of Artesian Resources Corporation today approved a 2% increase in the Class A Non-Voting and Class B Common shareholders' annual dividend.  This is the second increase this year.  The quarterly dividend of $0.2025 per share is payable November 21, 2003 to shareholders of record at the close of business on November 10, 2003.  Dian C. Taylor, Chair, CEO and President, said, "The increase in the dividend reflects our continued confidence in Artesian's long-term growth strategy and financial performance and our commitment to provide consistent returns to our shareholders."

The Company also reported that revenues for the nine months ended September 30, 2003 were $27.2 million as compared to $25.8 million for the same period in 2002, an increase of 5%.  Net income available to common shareholders for the same period was $2,977,000, up from $2,952,000 as reported for the same period in 2002, an increase of approximately 1%.  Basic and diluted net income per common share were $0.77 and $0.75, respectively, for the nine months ended September 30, 2003, as compared to $0.86 and $0.84, respectively, for the same period last year, a 10% decrease in basic net income per common share.

Revenues for the third quarter of 2003 were $9.2 million as compared to $9.5 million for the same period in 2002, a decrease of 2%.  Net income available to common shareholders this quarter was $1.1 million, down 31% from $1.5 million as reported for the third quarter of 2002.  Basic and diluted net income per common share were $0.27 and $0.26, respectively, for the quarter, as compared to $0.39 for the same period last year, a 31% decrease in basic net income per common share.

For the nine months ended September 30, 2003, rainfall was more than 15 inches above normal in significant portions of our service territory.  The excessive precipitation negatively impacted water sales revenue for both the quarter and the nine months ended September 30, 2003.  The reduced water consumption was slightly offset by increased rates and an increase in the number of customers served.  Despite increased purchased water expense in 2003, continued efforts to control expenses has resulted in an overall decrease in the ratio of operations and maintenance expenses to operating revenues to 53.6% for the nine month period ended September 30, 2003 from 54.1% for the same period last year.  A waiver of our minimum purchase requirements from Chester Water Authority significantly reduced purchased water expense in 2002.  Purchased water expense will continue to increase in the fourth quarter of 2003 as we fulfill our minimum take obligations.

In October 2003, AquaStructure, a limited liability corporation in which Artesian Wastewater Management has a one-third membership interest, was awarded a contract to design and build a 1.5 million gallon a day Wastewater Treatment Facility in Cecil County, Maryland.  Our revenues from contract operation services and our non-regulated wastewater operations for the nine month period ended September 30, 2003 has increased by over $200,000 compared to the same period a year ago.

Artesian Resources Corporation, through our wholly owned subsidiary, Artesian Water Company, is the largest investor owned regulated public water utility in the State of Delaware and has been providing water within the state since 1905.  We distribute and sell water to residential, commercial, industrial, governmental, municipal and utility customers throughout the state.  As of September 30, 2003, we had 69,400 metered customers, providing water service to about 230,000 residents, approximately 29% of Delaware's total population.

 Artesian Resources Corporation
Condensed Consolidated Statement of Operations
(In thousands, except share and per share data)

 (Unaudited)
Three months ended
September 30, 2003

 (Unaudited)
Three months ended
September 30, 2002

 (Unaudited)
Nine months ended
September 30, 2003

 (Unaudited)
Nine months ended
September 30, 2002

Operating Revenues

$

9,227

$

9,460

$

27,218

$

25,848

Operating Expenses

Operations and Maintenance Expenses

4,936

4,508

14,585

13,997

Depreciation and Amortization

904

884

2,640

2,504

State & Federal Taxes

653

1,015

1,999

2,053

Property and Other Taxes

529

502

1,548

1,374

7,022

6,909

20,772

19,928

Operating Income

2,205

2,551

6,446

5,920

Miscellaneous Income (deduction)

77

66

210

381

Income Before Interest Charges

2,282

2,617

6,656

6,301

Interest Charges

1,227

1,089

3,610

3,317

Net Income

1,055

1,528

3,046

2,984

Preferred Dividend Requirement & Redemption Premium

3

10

69

32

Net Income Applicable to Common Stock

$

1,052

$

1,518

$

2,977

$

2,952

Weighted Average Common Shares Outstanding - Basic

3,884,515

3,853,547

*

3,875,386

3,424,904

*

Net Income per Common Share - Basic

$

0.27

$

0.39

*

$

0.77

$

0.86

*

Weighted Average Common Shares Outstanding - Diluted

3,984,823

3,927,842

*

3,978,541

3,505,974

*

Net Income per Common Share - Diluted

$

0.26

$

0.39

*

$

0.75

$

0.84

*

*Shares outstanding and per share amounts restated to reflect a three for two stock common stock split effective May 30, 2003.

 Artesian Resources Corporation
Condensed Consolidated Balance Sheet
(In thousands)

 Unaudited
September 30, 2003

December 31, 2002

ASSETS

Utility Plant, at original cost less accumulated depreciation

$ 178,756

$ 167,338

Current Assets

$ 11,602

$ 11,920

Regulatory and Other Assets

$ 3,905

$ 3,814

$ 194,263

$ 183,072

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CAPITALIZATION AND LIABILITIES

Stockholders' Equity

$ 52,294

$ 51,176

Long Term Debt, Net of Current Portion

$ 64,615

$ 64,070

Current Liabilities

$ 15,394

$ 9,531

Advances for Construction

$ 18,838

$ 19,457

Contributions in Aid of Construction

$ 29,822

$ 28,643

Other Liabilities

$ 13,300

$ 10,195

$ 194,263

$ 183,072

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